Exhibit 10.5
CDW 2006 STOCK INCENTIVE PLAN
(As Amended and Restated Effective October 19, 2006)
I. INTRODUCTION
1.1 Purposes. The purposes of the 2006 Stock Incentive Plan (the “Plan”) of CDW Corporation, an Illinois corporation (the “Company”), are (i) to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting, motivating and retaining officers, other employees and consultants and (iii) to motivate such persons to act in the long-term best interests of the Company and its shareholders.
1.2 Administration. This Plan shall be administered by a committee (the “Committee”) designated by the Board of Directors of the Company (the “Board”) consisting of two or more members of the Board. It is intended that each member of the Committee be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
     The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan (“Participants”) and determine the form, amount and timing of each award granted under the Plan, including the number of shares of Common Stock subject to the award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding restricted stock or restricted stock units shall lapse, (iii) all or a portion of the performance period applicable to any outstanding award shall lapse and (iv) the performance measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level. Notwithstanding anything in this Plan to the contrary and subject to Section 4.7, without the approval of shareholders, the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a “repricing,” as such term is used in the listing rules promulgated by The Nasdaq Stock Market, Inc. (or such other exchange on which the Common Stock is listed).
     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each award shall be evidenced by a written agreement (an “Agreement”) setting forth the terms and conditions of such award.

     To the extent permitted by applicable law, the Committee may delegate some or all of its power and authority hereunder to the Board or the Chairman of the Board and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chairman of the Board and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chairman of the Board and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.
     No member of the Board or Committee, and neither the Chairman of the Board and Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chairman of the Board and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company’s Articles of Incorporation and/or By-Laws, and under any directors’ and officers’ liability insurance that may be in effect from time to time.
     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.
     1.3 Eligibility. Participants in this Plan shall consist of such officers and other employees, persons expected to become officers and other employees, and consultants of the Company or any of its Affiliates as the Committee in its sole discretion may select from time to time. For purposes of this Plan, the term “Affiliate” shall mean any entity that together with the Company is considered a single employer pursuant to Section 414(b) or 414(c) of the Code; provided, however, that for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code and the trades or businesses that are under common control under Section 414(c) of the Code, all references to “at least 80 percent,” as they apply to such sections, shall instead be to “at least 20 percent.” For purposes of this Plan, all references to employment shall also mean an agency relationship with the Company and references to employment by the Company shall also mean employment by an Affiliate. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.
1.4 Shares Available. Subject to adjustment as provided in Section 4.7, 4,660,000 shares of the common stock, par value $0.01 per share, of the Company (“Common Stock”) shall be available for grants of awards under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding awards. To the extent that shares of Common Stock subject to an outstanding award granted under this Plan or the CDW 2000 Incentive Stock Option Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, or to satisfy all or a portion of the tax withholding obligations relating to an award), then such shares of Common Stock shall again be available under this Plan.
     Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.
     To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, (i) the maximum number of shares of Common Stock with respect to which options and SARs may be granted during any calendar year to any person shall be 2,000,000, subject to adjustment as provided in Section 4.7 and (ii) the maximum number of shares of Common Stock with respect to which restricted stock and restricted stock unit awards subject to performance measures may be granted during any calendar year to any person shall be 1,000,000, subject to adjustment as provided in Section 4.7.
II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1 Grants of Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a “Non-Statutory Stock Option.” An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Code). An “Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, and is intended by the Committee to constitute an Incentive Stock Option. Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options. “Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on The Nasdaq Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.
2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.
     (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Prior to the exercise of an option, the holder of such option shall have no rights as a stockholder with respect to the shares subject to such option, including the right to receive dividends or dividend equivalents.
     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) to the extent permitted by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (D) to the extent expressly authorized by the Committee, through a cashless exercise arrangement with the Company; or (E) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction).
2.3 Stock Appreciation Rights. The Committee may, in its discretion, grant stock appreciation rights (“SARs”) to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a tandem SAR or a free-standing SAR. A “tandem SAR” is an SAR granted in tandem with, or by reference to, an option

(including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be restricted stock) or cash with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered. A free-standing SAR is an SAR that is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be restricted stock) or cash with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
     (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a free-standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.
     (b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no SAR shall be exercised later than ten years after its date of grant and (ii) no tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a tandem SAR, only with respect to whole shares of Common Stock and, in the case of a free-standing SAR, only with respect to a whole number of SARs. The Agreement relating to an SAR shall specify whether such SAR may be settled in shares of Common Stock or cash or a combination thereof. If an SAR is exercised for shares of restricted stock, a certificate or certificates representing such restricted stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the Participant in book entry form with restrictions on the shares duly noted, and the Participant shall have such rights of a shareholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of an SAR in shares of Common Stock, the holder of such SAR shall have no rights as a shareholder of the Company with respect to the shares of Common Stock subject to such SAR, including the right to receive dividends or dividend equivalents.
     (c) Method of Exercise. A tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the tandem SAR and (iii) by executing such documents as the Company may reasonably request. A free-standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.
2.4 Non-Competition. In the event that a Participant engages, directly or indirectly (through any person, firm, corporation, partnership or other enterprise, or as an officer, director, stockholder, partner, investor, employee or consultant thereof, or otherwise), in any Business (as defined herein) at any time prior to one year after the termination of such Participant’s employment or service with the Company or any of its Affiliates: (i) any and all unexercised options and SARs shall be forfeited and (ii) any and all Option/SAR Proceeds (as hereinafter defined) shall be immediately due and payable by the Participant to the Company. For purposes of this Section, “Business” shall mean any business conducted or planned by the Company or any of its Affiliates in any geographic area in which the Company or any of its Affiliates is conducting such business or plans to conduct such business if the Participant, while employed by or providing services to the Company or any of its Affiliates, was involved in such business or had knowledge of such business. For purposes of this Section, “Option/SAR Proceeds” shall mean, with respect to any option or SAR which is exercised later than 24 months prior to the date of the Participant’s termination of employment or service with the Company (x) the difference between (A) the Fair Market Value of a share of Common Stock on the date such option or SAR was exercised and (B) the per share exercise price or base price of such option or SAR, multiplied by (y) the number of shares of Common Stock subject to such option or SAR. The remedy provided by this Section shall be in addition to and not in lieu of any rights or remedies which the Company may have against the Participant in respect of a breach by the Participant of any duty or obligation to the Company.
2.5 Termination of Employment or Service.
     (a) Disability. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, if a Participant’s employment with or service to the Company terminates by reason of Disability, each option or SAR held by such Participant shall be fully exercisable and may thereafter be exercised by such Participant (or such Participant’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such Participant’s termination of employment or service and (ii) the expiration date of the term of such option or SAR. For purposes of this Plan, “Disability” shall mean the inability of a Participant substantially to perform such Participant’s duties and responsibilities for a continuous period of at least six months.
     (b) Retirement. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, if a Participant’s employment with or service to the Company terminates by reason of retirement on or after age 62 after a minimum of 10 years of continuous employment with or service to the Company (“Retirement”), each option or SAR held by such Participant (i) shall, to the extent not exercisable as of the effective date of the Participant’s retirement, become exercisable in accordance with the vesting provisions set forth in the Agreement relating to such option or SAR and (ii) upon becoming exercisable may be exercised by such Participant (or such Participant’s legal representative or similar person) until the expiration date of the term of such option or SAR.

     (c) Death. If a Participant’s employment with or service to the Company terminates by reason of death, each option or SAR held by such Participant shall be fully exercisable and may thereafter be exercised by such Participant’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option or SAR.
     (d) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, if a Participant’s employment with or service to the Company terminates for any reason other than Disability, Retirement or death or for Cause, each option or SAR held by such Participant shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such Participant’s termination of employment or service and may thereafter be exercised by such Participant (or such Participant’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such Participant’s termination of employment or service and (ii) the expiration date of the term of such option or SAR. For purposes of this Plan, “Cause” shall mean (1) the commission of a criminal act, fraud, gross negligence or willful misconduct against, or in derogation of, the interests of the Company; (2) divulging confidential information regarding the Company; (3) interference with the relationship between the Company and any major supplier or customer; or (4) the performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company to constitute cause for termination.
     (e) Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement relating to an option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.5(a), and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such option.
     Unless otherwise specified in the Agreement relating to an option, if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or for Cause, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.5(a), Section 2.5(b) or Section 2.5(d), as applicable, and may thereafter be exercised by such Participant (or such Participant’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such option.
     (f) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to an option or SAR, if a Participant dies during the period set forth in Section 2.5(a), Section 2.5(b), Section 2.5(d), if any, or Section 2.5(e), each option or SAR held by such Participant shall be exercisable only to the extent that such option or SAR is exercisable on the date of such Participant’s death and may thereafter be exercised by such Participant’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option or SAR.
     (g) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option or SAR, if the employment with or service to the Company of the holder of an option or SAR is terminated by the Company for Cause, each option or SAR held by such Participant shall terminate automatically on the effective date of such Participant’s termination of employment or service.
III. STOCK AWARDS
3.1 Stock Awards. The Committee may, in its discretion, grant stock awards to such eligible persons as may be selected by the Committee. The Agreement relating to a stock award shall specify whether the stock award is a restricted stock award or a restricted stock unit award.
3.2 Terms of Restricted Stock Awards. Restricted stock awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
     (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a restricted stock award and the restriction period, performance period (if any) and performance measures (if any) applicable to a restricted stock award shall be determined by the Committee.
     (b) Vesting and Forfeiture. The Agreement relating to a restricted stock award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified restriction period and (ii) if specified performance measures (if any) are satisfied or met during a specified performance period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified restriction period or (y) if specified performance measures (if any) are not satisfied or met during a specified performance period.
     (c) Stock Issuance. During the applicable restriction period, the shares of restricted stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a restricted stock award shall be registered in the Participant’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 4.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the restricted stock award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the restricted stock award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period (and the satisfaction or attainment of applicable performance measures), subject to the Company’s right to require payment of any taxes in accordance with Section 4.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.
     (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a restricted stock award, and subject to the terms and conditions of a restricted stock award, the holder of such award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.
3.3 Terms of Restricted Stock Unit Awards. Restricted stock unit awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
     (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a restricted stock unit award and the restriction period, performance period (if any) and performance measures (if any) applicable to a restricted stock unit award shall be determined by the Committee.
     (b) Vesting and Forfeiture. The Agreement relating to a restricted stock unit award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such restricted stock unit award (i) if the holder of such award remains continuously in the employment of the Company during the specified restriction period and (ii) if specified performance measures (if any) are satisfied or met during a specified performance period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified restriction period or (y) if specified performance measures (if any) are not satisfied or met during a specified performance period.
     (c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a restricted stock unit award shall specify (i) the time at which the award shall be settled, (ii) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (iii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a restricted stock unit award, the holder of such award shall have no rights as a shareholder of the Company with respect to the shares of Common Stock subject to such award.
3.4 Termination of Employment or Service.
     (a) Disability. Unless otherwise specified in the Agreement relating to a stock award, if a Participant’s employment with or service to the Company terminates by reason of Disability,

each stock award held by such Participant shall become fully vested, all restrictions on such award shall lapse, and the shares of Common Stock subject to such award shall be issued or delivered to the Participant (or such Participant’s legal representative or similar person).
     (b) Death. If a Participant’s employment with or service to the Company terminates by reason of death, each stock award held by such Participant shall become fully vested, all restrictions on such award shall lapse, and the shares of Common Stock subject to such award shall be issued or delivered to the Participant’s executor, administrator, legal representative, beneficiary or similar person.
     (c) Other Termination. Unless otherwise specified in the Agreement relating to a stock award, if a Participant’s employment with or service to the Company terminates for any reason other than Disability or death, each stock award held by such Participant that is not vested shall be forfeited as of the date of such termination of employment or service.
3.5 Performance-Based Stock Awards. The grant or vesting of a restricted stock award or restricted stock unit award may be subject to performance criteria and objectives established by the Committee. To the extent necessary for an award to be qualified as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following: operating income, net income, earnings per share, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, return to shareholders (including dividends), return on equity, return on assets, revenues, market share, cash flow, cost reduction goals or contribution margin, or any combination of the foregoing.
3.6 Non-Competition. In the event that a Participant engages, directly or indirectly (through any person, firm, corporation, partnership or other enterprise, or as an officer, director, stockholder, partner, investor, employee or consultant thereof, or otherwise), in any Business (as defined in Section 2.4) at any time prior to one year after the termination of such Participant’s employment or service with the Company or any of its Affiliates: (i) any and all unvested shares subject to each stock award held by such Participant shall be forfeited and (ii) any and all Stock Award Proceeds (as hereinafter defined) shall be immediately due and payable by the Participant to the Company. For purposes of this Section, “Stock Award Proceeds” shall mean, with respect to any stock award that became vested later than 24 months prior to the date of the Participant’s termination of employment or service with the Company (x) the Fair Market Value of a share of Common Stock on the date of vesting multiplied by (y) the number of shares of Common Stock which became vested pursuant to such stock award. The remedy provided by this Section shall be in addition to and not in lieu of any rights or remedies which the Company may have against the Participant in respect of a breach by the Participant of any duty or obligation to the Company.
IV. GENERAL
4.1 Effective Date and Term of Plan. This Plan shall be effective as of the date the Plan is approved by the Board, subject to approval of the Plan by the shareholders of the Company at the Company’s 2006 annual meeting. This Plan shall terminate as of the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

     Awards hereunder may be granted at any time prior to the termination of this Plan, provided that no award may be granted later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the shareholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect. Upon the effective date of this Plan, no further awards shall be granted under the CDW 2000 Incentive Stock Option Plan or the CDW Senior Management Incentive Plan.
4.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code and the rules of the Nasdaq Stock Market; provided, however, that no amendment shall be made without shareholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or (d) permit the granting of a stock option or SAR having a purchase price or base price per share of Common Stock of less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such award. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.
4.3 Agreement. No award shall be valid until an Agreement is authorized and issued by the Company and accepted by the recipient of the award, and thereupon such award shall be effective as of the effective date set forth in the Agreement.
4.4 Non-Transferability. Unless otherwise specified in the Agreement relating to an award, no award hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each award may be exercised or settled during the Participant’s lifetime only by the Participant or the Participant’s legal representative or similar person. Except as permitted by the second preceding sentence, no award hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award hereunder, such award and all rights thereunder shall immediately become null and void.
4.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a Participant, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a Participant, in the amount necessary to satisfy any such obligation or (ii) the Participant may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C)

authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a Participant, equal to the amount necessary to satisfy any such obligation, (D) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise of an option or through whom the Participant has sold the shares subject to an award, or (E) a combination of (A) and either (B) or (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.
4.6 Restrictions on Shares. Each award hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the Participant is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.
4.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available for all awards under this Plan, the number and class of securities available for stock awards granted under this Plan, the maximum number and class of securities with respect to which awards may be granted during any calendar year to any person, and the number (including on its date of grant for purposes of determining exercisability pursuant to Section 2.2(b)) and class of securities subject to each outstanding award and the purchase price or base price per security, shall be equitably adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the Participant, in connection with the first exercise, vesting or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price or base price, if any, of such award.

4.8 Change in Control.
     (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the restriction period applicable to any outstanding restricted stock award or restricted stock unit award shall lapse, (iii) the performance period applicable to any outstanding award shall lapse, (iv) the performance measures applicable to any outstanding award shall be deemed to be satisfied at the target level or at any other level as determined by the Board (as constituted prior to such Change in Control) and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted or for which it shall be exchanged pursuant to such Change in Control. In the event of any such substitution, the purchase price or base price per share of each option or SAR shall be appropriately adjusted by the Board, as constituted prior to such Change in Control (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price or base price.
     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Board, as constituted prior to such Change in Control, may in its discretion require (x) that each outstanding award be surrendered to the Company by the holder thereof and be immediately canceled by the Company, and that the Participant receive, within ten days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such award, multiplied by the excess, if any, of (A) the greater of (1) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (2) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (B) the purchase price or base price, if any, per share of Common Stock subject to the award or (y) that each outstanding award immediately become exercisable or vested in full and that shares of capital stock of the surviving corporation in such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock available under this Plan, whether or not then subject to an outstanding award. In the event of any substitution under subsection (y) hereof, the purchase price or base price per share of Common Stock subject to each option or SAR shall be appropriately adjusted by the Board, as constituted prior to such Change in Control (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price or base price. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.
     (b) “Change in Control” shall mean
     (1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of both (x) 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family (as hereinafter defined); excluding, however, the following: (A) any acquisition directly from the Company or any member of the Krasny Family (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company or from any member of the Krasny Family), (B) any acquisition by the Company, any member of the Krasny Family or any group that includes a member of the Krasny Family, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section 4.8(b) shall be satisfied, provided that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any member of the Krasny Family) shall, by reason of an acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of both (x) 25% or more of the Outstanding Company Voting Securities and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family, and such Person shall, after such acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;
     (2) individuals who, as of the date of approval of this Plan by the shareholders of the Company, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date of approval of this Plan by the shareholders of the Company whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a person or group for the purpose of opposing a solicitation by any other person or group with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed a member of the Incumbent Board;
     (3) consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Voting

Securities immediately prior to such reorganization, merger or consolidation, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities of such corporation equal to or in excess of the combined voting power of the then outstanding securities of such corporation held by the Krasny Family and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or
     (4) consummation of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or other disposition, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities thereof equal to or in excess of the combined voting power of the then outstanding securities thereof held by the Krasny Family and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.
     (c) “Krasny Family” shall mean Michael P. Krasny, Janet Krasny, any descendant of Michael P. Krasny or Janet Krasny or the spouse of any such descendant (collectively, the “Krasny Family Group”), any trust, partnership or other entity for the benefit of any member of the Krasny Family Group, the estate of any member of the Krasny Family Group or any charitable organization established by any member of the Krasny Family Group.
4.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award granted hereunder shall confer upon any person any right to continued employment by the Company or any Affiliate or affect in any manner the right of the Company or any Affiliate to terminate the employment of any person at any time without liability hereunder.

4.10 Rights as Shareholder. No person shall have any rights as a shareholder of the Company with respect to any shares of Common Stock which are subject to an award hereunder until such person becomes a shareholder of record with respect to such shares of Common Stock.
4.11 Designation of Beneficiary. If permitted by the Company, a Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such award.
     Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.
     If a Participant fails to designate a beneficiary, or if all designated beneficiaries of such Participant predecease the Participant, then each outstanding option or SAR hereunder held by such Participant, to the extent exercisable, may be exercised by such Participant’s executor, administrator, legal representative or similar person.
4.12 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.
4.13 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are subject to laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any of its Affiliates operates or has employees.

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